SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2016

HAHA GENERATION CORP.
(Exact name of Company as specified in its charter)

Nevada	333-207458	32-0442871
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
4F, No. 132, Songshan Road, Xinyi District Taipei City, 110, Taiwan (Republic of China)
(Address of principal executive offices)
886-227492597
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On May 16, 2016, HAHA GENERATION CORP. caused to be filed with the Nevada Secretary of State, a Certificate of Amendment to its Articles of Incorporation (the “Amendment”) to increase its authorized number of shares of common stock to 5,000,000, with the same par value $0.10.

A copy of the Amendment is attached hereto as Exhibit 3 and is incorporated hereto by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Number	Exhibits

	3	Certificate of Amendment to Articles of Incorporation filed on May 16, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2016	HAHA GENERATION CORP.

	By:	/s/ Hsuan-Hsien Liao
Hsuan –Hsien Liao
President & CEO

EXHIBIT INDEX

Exhibit Number	Exhibit Description

3	CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION FILED ON MAY 16, 2016